SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14 a-11(c) or Section 240.14a-12

                      CADMUS COMMUNICATIONS CORPORATION
               (Name of Registrant as Specified In Its Charter)
...............................................................................
                           Bruce V. Thomas, Esquire
                                  Secretary
                      Cadmus Communications Corporation
                  (Name of Person(s) Filing Proxy Statement)
...............................................................................

Payment of Filing Fee (Check the appropriate box):
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[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
      1) Title of each class of securities to which transaction applies:

      .........................................................................
      2) Aggregate number of securities to which transaction applies:

      .........................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11;1

      .........................................................................

      4) Proposed maximum aggregate value of transaction:

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      1 Set forth the amount on which the filing fee is calculated and state how it was determined.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount Previously Paid:
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
                          (company logo, see appendix)

Dear Shareholder:
     You are cordially invited to attend the Annual Meeting of Shareholders of Cadmus Communications Corporation. The meeting will be held on Wednesday, November 9, 1994, at 11:00 a.m. local time, in the Auditorium of the Crestar Center, 919 East Main Street, Richmond, Virginia.
     The primary business of the meeting will be the election of directors, approval of an amendment to the 1990 Long Term Incentive Stock Plan and the ratification of independent accountants, as more fully explained in the enclosed proxy statement.
     During the meeting, we also will report to you on the condition and performance of Cadmus and its subsidiaries, including developments during the past fiscal year. You will have an opportunity to question management on matters of interest to all shareholders.
     We hope to see you on November 9, 1994. Whether you plan to attend or not, please complete, sign, date and return the enclosed proxy card as soon as possible in the postage-paid envelope provided. Your vote is important. We appreciate your continued interest and support of Cadmus.

                                        Cordially,
                                        (manual signature, see appendix)
                                        Wallace Stettinius
                                        CHAIRMAN OF THE BOARD

                                        (manual signature, see appendix)
                                        C. Stephenson Gillispie, Jr.
                                        PRESIDENT AND CHIEF
                                        EXECUTIVE OFFICER
September 23, 1994
6620 WEST BROAD STREET, SUITE 500    P.O. BOX 27367    RICHMOND, VIRGINIA 23261

                          (company logo, see appendix)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD WEDNESDAY, NOVEMBER 9, 1994
     The Annual Meeting of Shareholders of Cadmus Communications Corporation ("Cadmus") will be held on Wednesday, November 9, 1994, at 11:00 a.m., in the Auditorium of the Crestar Center, 919 East Main Street, Richmond, Virginia for the following purposes:
     1. To elect four Class II directors to serve until the 1997 Annual Meeting of Shareholders.
     2. To approve a proposal containing amendments to the 1990 Long Term Incentive Stock Plan as more fully described in the accompanying Proxy Statement.
     3. To ratify the designation of Arthur Andersen L.L.P. as independent accountants for the current fiscal year.
     4. To transact such other business as may properly come before the meeting or any adjournments thereof.
     The Board of Directors has fixed the close of business on September 16, 1994, as the record date for determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of the Board of Directors
                                          (manual signature, see appendix)
                                          Bruce V. Thomas
                                          SECRETARY
September 23, 1994
PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.
6620 WEST BROAD STREET, SUITE 500    P.O. BOX 27367    RICHMOND, VIRGINIA 23261

                       CADMUS COMMUNICATIONS CORPORATION
          6620 West Broad Street, Suite 500, Richmond, Virginia 23230
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 9, 1994
GENERAL
     The enclosed proxy is solicited by the Board of Directors of Cadmus Communications Corporation ("Cadmus") for the Annual Meeting of Shareholders ("Annual Meeting") of Cadmus to be held Wednesday, November 9, 1994, at the time and place set forth in the accompanying Notice of Annual Meeting of Shareholders and for the following purposes: (i) to elect four Class II directors to serve until the 1997 Annual Meeting of Shareholders (see "Election of Directors" pages 5-6); (ii) to approve a proposal containing amendments to the 1990 Long Term Incentive Stock Plan (the "Plan") (see "Proposal to Approve Amendments to 1990 Long Term Incentive Stock Plan" pages 19-21); (iii) to ratify the designation of Arthur Andersen L.L.P. as independent accountants for the current fiscal year (see "Ratification of Selection of Independent Accountants" page 21); and (iv) to transact such other business as may properly come before the meeting or any adjournments thereof. Shareholders may revoke proxies at any time prior to their exercise by written notice to Cadmus, by submitting a proxy bearing a later date, or by attending the Annual Meeting and requesting to vote in person.
     If a shareholder is a participant in the Cadmus Dividend Reinvestment Plan, the enclosed proxy card represents the number of full shares in the dividend reinvestment plan account, as well as shares registered in the participant's name.
     Cadmus will pay all costs for this proxy solicitation. Proxies are being solicited by mail and may also be solicited personally, by telephone or telegraph, by directors, officers and employees of Cadmus. Cadmus may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of the stock.
     The approximate mailing date of this proxy statement ("Proxy Statement") and the accompanying proxy is September 23, 1994.
VOTING RIGHTS
     Only those shareholders of record at the close of business on September 16, 1994, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of common stock of Cadmus outstanding and entitled to vote as of the record date was 6,007,147. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business.
                                       1

     With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Generally, in other matters governed by Virginia corporate law, including the ratification of auditors, the affirmative vote of a majority of the shares cast is required for passage. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved and therefore have no effect. In the case, however, of matters requiring the affirmative vote of a majority of the shares present and entitled to vote, such as is required to approve the proposal to amend the Plan, abstentions are counted and have the effect of a vote against such matters, whereas, broker non-votes are not counted and therefore have no effect.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, as of July 31, 1994, the number and percentage of shares of Common Stock held by persons known by Cadmus to be the owners of more than five percent of the Company's issued and outstanding Common Stock, each of the Cadmus directors and nominees for director, the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group:

                                    AMOUNT AND NATURE OF         PERCENT OF
        NAME AND ADDRESS            BENEFICIAL OWNERSHIP     COMMON STOCK ISSUED
      OF BENEFICIAL OWNER           OF COMMON STOCK (1)        AND OUTSTANDING
NationsBank Corporation and                529,132(2)                8.8%
affiliated entities
Charlotte, North Carolina
FMR Corp (Fidelity Investments)            515,700(3)                8.6%
Boston, Massachusetts
Robert I. Dalton, Jr.                        7,738(1)(4)               *
Charlotte, North Carolina
Frank Daniels, III                             500                     *
Raleigh, North Carolina
Michael Dinkins                             10,400(5)                  *
Richmond, Virginia
Lee P. Dudley                                7,319(1)(6)               *
Richmond, Virginia
C. Stephenson Gillispie, Jr.               134,324(7)                2.2%
Richmond, Virginia

                                       2

                                    AMOUNT AND NATURE OF         PERCENT OF
        NAME AND ADDRESS            BENEFICIAL OWNERSHIP     COMMON STOCK ISSUED
      OF BENEFICIAL OWNER           OF COMMON STOCK (1)        AND OUTSTANDING
Price H. Gwynn, III                          7,466(1)                   *
Charlotte, North Carolina
Frank G. Louthan, Jr.                      161,442(1)(8)              2.7%
Richmond, Virginia
John D. Munford, II                         48,003(1)                   *
Virginia Beach, Virginia
John H. Phillips                            81,555(9)                 1.3%
Richmond, Virginia
John C. Purnell, Jr.                         5,557(1)                   *
Richmond, Virginia
Russell M. Robinson, II                     16,272(1)                   *
Charlotte, North Carolina
John W. Rosenblum                            2,000(1)                   *
Charlottesville, Virginia
Wallace Stettinius                         220,186(10)                3.7%
Richmond, Virginia
Bruce V. Thomas                             21,074(11)                  *
Richmond, Virginia
Bruce A. Walker                              1,800(1)                   *
Seattle, Washington
All Directors, nominees and
Executive Officers as
a Group (16 persons)                       748,059(12)               12.0%

   * Indicates that percent of class does not exceed one percent.
 (1) Except as otherwise indicated, each nominee, director or executive officer has sole voting and investment power with respect to the shares shown. Beneficial ownership for each non-employee director includes 1,000 shares as to which each such director holds presently exercisable options under the Non-Employee Director Stock Option Plan.
 (2) The NationsBank Corporation affiliated entities are C&S/Sovran Corporation, NationsBank of Tennessee, N.A., NationsBank of Virginia, N.A., NationsBank Texas Corporation, NationsBank
                                       3

     Texas Bancorporation, Inc. and NationsBank of Texas, N.A. The information contained herein with respect to NationsBank Corporation and affiliated entities listed herein is based on a Schedule 13G filed by such entities with the Securities and Exchange Commission ("SEC"), a copy of which sent to the Company on February 10, 1994. The Schedule 13G certifies that the acquisition of such shares was in the ordinary course of business and not in connection with or as a participant in any transaction having the purpose or effect of changing or influencing the control of the Company. The shares are held in fiduciary accounts and the Company believes the shares reported as held by NationsBank of Virginia, N.A. include the shares reported as beneficially owned by Wallace Stettinius. See footnote 10.
 (3) The information contained herein with respect to FMR Corporation (Fidelity Investments) is based on a Schedule 13G filed by such corporation with the SEC, a copy of which was sent to the Company on February 11, 1994. The
     Schedule 13G certifies that the acquisition of such shares was in the ordinary course of business and not in connection with or as a participant in any transaction having the purpose or effect of changing or influencing the control of the Company.
 (4) Also includes 300 shares held by Mr. Dalton's wife as to which shares Mr. Dalton disclaims beneficial ownership. Mr. Dalton is the brother-in-law of Mr. Robinson.
 (5) Includes 10,000 shares as to which Mr. Dinkins holds presently exercisable options.
 (6) Also includes: (a) 516 shares held by a corporation of which Mr. Dudley is Chairman, director and majority shareholder and (b) 5,803 shares held by a corporation of which Mr. Dudley is President and a majority shareholder. Mr. Dudley is the stepbrother of Mr. Stettinius.
 (7) Includes 107,000 shares as to which Mr. Gillispie holds presently exercisable options and 563 shares held for his account in the Cadmus ESOP account under the Thrift Savings Plan.
 (8) Also includes 14,298 shares held by Mr. Louthan's wife, as to which shares Mr. Louthan disclaims beneficial ownership.
 (9) Includes 51,500 shares as to which Mr. Phillips holds presently exercisable options and 473 shares held for his account in the Cadmus ESOP account under the Thrift Savings Plan.
(10) Includes: (a) 184,306 shares held in an agency account by NationsBank of Virginia, N.A., as to all of which shares Mr. Stettinius is the beneficial owner; (b) 2,222 shares, also held in an agency account by NationsBank of Virginia, for Mr. Stettinius' wife, as to which shares Mr. Stettinius disclaims beneficial ownership; (c) 33,000 shares as to which Mr. Stettinius holds presently exercisable options; and (d) 658 shares held for his account in the Cadmus ESOP account under the Thrift Savings Plan.
(11) Includes 20,000 shares as to which Mr. Thomas holds presently exercisable options and 66 shares held indirectly for his account in the Cadmus ESOP account under the Thrift Savings Plan.
(12) In addition to the executive officers named in the Summary Compensation Table, the beneficial ownership shown for executive officers of Cadmus reflects shares beneficially owned by David E. Bosher, Vice President and Treasurer of Cadmus.
                                       4

ELECTION OF DIRECTORS
     The Board of Directors is divided into three classes (I, II and III), with one class being elected every year for a term of three years. The four persons named immediately below, all of whom except Mr. Daniels currently serve as Class II directors of Cadmus, will be nominated to serve as Class II directors for terms of three years expiring at the 1997 annual meeting. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If, for any reason, any of the persons named below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors of Cadmus may designate. In the alternative, the Board may reduce the size of Class II to the number of remaining nominees, for whom the proxies will be voted.
     Certain information concerning the nominees for election at this Annual Meeting as Class II directors is set forth below, as well as certain information about the Class III and Class I directors, who will continue in office after the Annual Meeting until the 1995 and 1996 annual meeting of shareholders, respectively.
                            NOMINEES FOR ELECTION AS
                               CLASS II DIRECTORS
                      (TO SERVE UNTIL 1997 ANNUAL MEETING)

                                              PRINCIPAL OCCUPATION DURING
                                                  PAST FIVE YEARS AND
                       DIRECTOR                 DIRECTORSHIPS IN OTHER
  NAME AND (AGE)      SINCE (1)                    PUBLIC COMPANIES
(photo)                     --      Vice President and Executive Editor of The News and
                                    Observer Publishing Company, Raleigh, North
                                    Carolina since 1990. Formerly, Director of
                                    Operations of The News and Observer Publishing
                                    Company.
Frank Daniels, III (38)
(photo)                    1991     President and Chief Executive Officer, Cadmus.
                                    Formerly, Chief Operating Officer, Cadmus,
                                    President and Chief Executive Officer, Byrd.
C. Stephenson Gillispie, Jr.
(52)

                                       5

                                              PRINCIPAL OCCUPATION DURING
                                                  PAST FIVE YEARS AND
                       DIRECTOR                 DIRECTORSHIPS IN OTHER
  NAME AND (AGE)      SINCE (1)                    PUBLIC COMPANIES
(photo)                    1965     Retired. Formerly Vice Chairman, Executive Vice
                                    President, Union Camp Corporation, Franklin,
                                    Virginia. Director, Pulaski Furniture
                                    Corporation, Mohawk Papermill, Inc. and Universal
                                    Corporation.
John D. Munford, II (66)
(photo)                    1977     President, Valco Graphics, Inc., a Seattle
                                    publication and tabloid printing firm. Formerly,
                                    Marketing Representative, Pacific Northwest,
                                    Anderson Lithograph Company, Los Angeles,
                                    California.
Bruce A. Walker (60)

                              CLASS III DIRECTORS
                      (SERVING UNTIL 1995 ANNUAL MEETING)

(photo)                    1984     Chairman, Presbyterian Publishing Corporation.
                                    Formerly Vice President Lance, Inc., Charlotte,
                                    North Carolina.
Price H. Gwynn, III (71)
(photo)                    1979     Executive Director, Friends Association For
                                    Children, Richmond, Virginia, a non-profit child
                                    welfare organization.
John C. Purnell, Jr. (53)

                                       6

                                              PRINCIPAL OCCUPATION DURING
                                                  PAST FIVE YEARS AND
                       DIRECTOR                 DIRECTORSHIPS IN OTHER
  NAME AND (AGE)      SINCE (1)                    PUBLIC COMPANIES
(photo)                    1984     Attorney-at-Law, President, Director and
                                    shareholder of Robinson, Bradshaw & Hinson, P.A.
                                    Charlotte, North Carolina. Director, Caraustar
                                    Industries, Inc.
Russell M. Robinson, II (62)
(photo)                    1988     Tayloe Murphy Professor, the Darden Graduate School
                                    of Business Administration, University of
                                    Virginia. Formerly Dean, the Darden School.
                                    Director, Chesapeake Corporation, Comdial
                                    Corporation, Cone Mills Corporation and T. Rowe
                                    Price Associates.
John W. Rosenblum (50)

                               CLASS I DIRECTORS
                      (SERVING UNTIL 1996 ANNUAL MEETING)

(photo)                    1977     President, Tech-Tex, Inc., a Charlotte, North
                                    Carolina business brokerage firm. Director,
                                    American Truetzschler, a privately-owned German
                                    textile machinery manufacturer.
Robert I. Dalton, Jr. (73)
(photo)                    1974     Vice President-Investments and Branch Manager,
                                    Richmond, Virginia office of A.G. Edwards & Sons,
                                    Inc., a broker-dealer organization and Associate
                                    Vice President, A.G. Edwards & Sons, Inc.
                                    Formerly, Chairman and Chief Executive Officer of
                                    Financial Corporation of Virginia, a Richmond,
                                    Virginia investment banking and broker-dealer
                                    organization.
Lee P. Dudley (61)

                                       7

                                              PRINCIPAL OCCUPATION DURING
                                                  PAST FIVE YEARS AND
                       DIRECTOR                 DIRECTORSHIPS IN OTHER
  NAME AND (AGE)      SINCE (1)                    PUBLIC COMPANIES
(photo)                    1968     Retired. Formerly Chairman and Chief Executive
                                    Officer, RECO Industries, Inc., a privately-owned
                                    engineering company headquartered in Richmond,
                                    Virginia.
Frank G. Louthan, Jr. (74)
(photo)                    1967     Chairman of the Board, Cadmus. Formerly President
                                    and Chief Executive Officer, Cadmus. Director,
                                    American Filtrona Corporation and Chesapeake
                                    Corporation.
Wallace Stettinius (61)

(1) All service by Cadmus directors prior to June 30, 1984 refers to service as directors of Cadmus' subsidiaries, The William Byrd Press (Byrd) or Washburn Graphics, Inc. (Washburn).
CADMUS BOARD AND COMMITTEE MEETINGS AND ATTENDANCE
     The Board of Directors of Cadmus held five meetings during the fiscal year ended June 30, 1994. All directors attended at least 75% of all meetings of the Board and committees on which they served.
     The Board has four standing committees: the Executive Committee, the Audit Committee, the Executive Compensation and Organization Committee, and the Benefits and Investment Committee.
     The Executive Committee has a wide range of powers, but its primary duty is to act if necessary between scheduled Board meetings. For such purpose, the Executive Committee possesses all the powers of the Board in management of the business and affairs of Cadmus except as otherwise limited by Virginia law. The Executive Committee has also assumed responsibility for the nominating function previously exercised by a separately constituted nominating committee. In this capacity, the Executive Committee selects and recommends to the Board a slate of nominees to be voted on for election as directors at each annual meeting, and makes recommendations concerning committee membership, appointment of officers and nominees to fill vacancies occurring on the Board. The Executive Committee met two times during the fiscal year ended June 30, 1994. Members of the Committee are Messrs. Gillispie, Gwynn, Louthan, Munford, Robinson and Stettinius (Chairman).
                                       8

     The function of the Audit Committee is to recommend the appointment of a firm of independent accountants to audit the Company's consolidated financial statements, to review and approve the scope, purpose and type of audit services to be performed internally and by the external auditors, to review the activities and findings of all the external auditors and employees conducting internal audits, to determine the effectiveness of the audit function, and to render regular reports to the Board of Directors on its activities and findings. The Audit Committee met three times during the fiscal year ended June 30, 1994. Members of the Committee are Messrs. Dalton, Dudley, Louthan (Chairman), Munford, and Purnell.
     The primary function of the Executive Compensation and Organization Committee is the design and administration of salary, benefits and incentive plans for senior management. This Committee also evaluates the Company's organizational structure and the development, goals and performance of senior management. The Executive Compensation and Organization Committee met four times during the fiscal year ended June 30, 1994. Members of the Committee are Messrs. Dudley, Gwynn, Munford, Robinson (Chairman), Rosenblum and Walker.
     The primary functions of the Benefits and Investment Committee are to review the operation of employee benefit plans and programs and to evaluate the performance of Plan administrators, trustees and investment managers. The Benefits and Investment Committee met four times during the fiscal year ended June 30, 1994. Members of the Committee are Messrs. Dalton, Gwynn, Munford, Purnell (Chairman) and Walker.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Members of the Executive Compensation and Organization Committee ("ECOC") are Messrs. Dudley, Gwynn, Munford, Robinson (Chairman), Rosenblum and Walker. No member of the ECOC is or has been an employee of Cadmus. Furthermore, none of Cadmus' executive officers has served on the board of directors of any company of which an ECOC member is an employee, except for John H. Phillips, Vice President, Operations and Control of Cadmus, who serves as a director of Valco Industries, Inc., a privately-held Seattle publication and tabloid printing firm, of which Bruce A. Walker, an ECOC member, is President.
     The firm of Robinson, Bradshaw & Hinson, P.A. of which Russell M. Robinson, II, a Class III director, is President, a Director and a Shareholder, was retained to perform legal services for Cadmus and its subsidiaries during the last fiscal year. It is anticipated that the firm will continue to provide legal services to Cadmus and its subsidiaries during the current fiscal year. DIRECTORS' COMPENSATION
     CASH COMPENSATION. Each director of Cadmus who is not also an executive officer of Cadmus receives: (a) an annual retainer of $7,000; (b) $1,000 for attendance at each Board meeting; (c) $750 for attendance at each committee meeting; and (d) $300 for each conference call Board meeting in which he participates. The Chairmen of the Audit, the Executive Compensation and Organization, and the Benefits and Investment Committees each receive an additional $2,000 annually. Each director also
                                       9
is reimbursed for usual and ordinary expenses of meeting attendance. A director who also is an employee of Cadmus or its subsidiaries receives no additional compensation for serving as a director.
     Cadmus has in effect a plan under which directors may elect to defer their annual retainers and attendance fees generally until after the termination of their service on the Board.
     NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN. Under the 1992 Non-Employee Director Stock Compensation Plan, a portion of the anticipated future increases in the annual retainer will be paid in stock options. Each Director who is not an employee of Cadmus or its subsidiaries will receive an option grant covering 1,000 shares of Cadmus Common Stock on August 15 of each year during the term of the Plan, with the second grant made under the Plan on August 15, 1994 at a per share exercise price of $17.3625. The options granted under the Director Plan are not exercisable for six months from date of grant except in the case of death or disability. Options that are not exercisable at the time a director's services on the Board terminates for reasons other than death, disability or retirement in accordance with Cadmus' policy will be forfeited.
CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS WITH MANAGEMENT
     See "Compensation Committee Interlocks and Insider Participation" for information relating to Mr. Robinson's relationship to the Company.
     From time to time, Cadmus and its subsidiaries may purchase products from or utilize services of, other corporations of which a Cadmus director is a director, officer or employee. Such transactions occur in the ordinary course of business and are not deemed material.
EXECUTIVE COMPENSATION
     The following table shows, for the fiscal years ended June 30, 1994, 1993 and 1992, all compensation paid or accrued by Cadmus and its subsidiaries to the Corporation's Chief Executive Officer and its four other most highly compensated executive officers whose salary and bonus for 1994 exceed $100,000.
                                       10

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG TERM COMPENSATION
                                                        ANNUAL COMPENSATION (1)
                                                                                   OTHER      SECURITIES     ALL OTHER
                                                                                  ANNUAL      UNDERLYING      COMPEN-
          NAME (AGE) AND                                                          COMPEN-      OPTIONS/       SATION
      PRINCIPAL POSITION (2)          YEAR     SALARY ($)(3)     BONUS ($)(4)     SATION($)   SARS(#S))       ($)(5)
C. Stephenson Gillispie, Jr. (52)     FY94           290,200          150,000          --       25,000         4,497
  President and Chief                 FY93           279,200           63,000          --       25,000         4,364
  Executive Officer                   FY92           214,200           60,000          --            0             0
Wallace Stettinius (61)               FY94           248,600                0          --            0         4,497
  Chairman of the Board               FY93           239,200                0          --       25,000         4,364
                                      FY92           262,067           40,000          --            0             0
Michael Dinkins (40)                  FY94           179,200           75,000     115,922(6)    10,000             0
  Vice President and                  FY93                 0                0          --            0             0
  Chief Financial Officer             FY92                 0                0          --            0             0
John H. Phillips (50)                 FY94           163,840           83,000          --       13,500         4,497
  Vice President, Operations          FY93           157,700           60,000          --        7,500         4,267
  and Control                         FY92                 0                0          --            0             0
Bruce V. Thomas (37)                  FY94           154,200           80,000          --       12,000         1,875
  Vice President, Secretary           FY93           134,200           80,000          --        8,000             0
  and General Counsel                 FY92            11,183(7)             0          --            0             0

(1) Except as reported for Mr. Dinkins under "Other Annual Compensation," non-cash perquisites or personal benefits are not reported as such amounts did not exceed the lesser of 10% of the respective named executive officer's individual salary and bonus or $25,000.
(2) Prior to October 1, 1992, Mr. Gillispie had served as President and Chief Operating Officer, and Mr. Stettinius as Chairman of the Board and Chief Executive Officer; accordingly, amounts shown for the 1992 fiscal year are for services in such capacities.
(3) Reflects salary before pre-tax contribution under the Thrift Savings Plan.
(4) Reflects short-term incentive awards accrued for each of the three years ended June 30, 1994 under the Cadmus Executive Incentive Plan described in the Compensation Committee Report on page 16.
(5) Reflects amounts contributed or matched by Cadmus or its subsidiaries for the year ended June 30, 1994 under the Cadmus Thrift Savings Plan.
(6) Of the total amount reported as "Other Annual Compensation" for Mr. Dinkins, $50,000 was paid as a reimbursement for the value of stock options forfeited by Mr. Dinkins when he left his previous employer to join Cadmus during the last fiscal year, with the balance of the amount so reported attributable in the aggregate to other relocation expenses, including tax payments on moving
                                       11
    expenses, settlement and closing costs, temporary living and travel expenses and moving expenses, each of which individually amounts to less than 25% of the total amount reported.
(7) The amount of salary shown for Mr. Thomas for the 1992 fiscal year reflects amounts paid for the two-month period in 1992 during which he served as Vice President and General Counsel.
STOCK OPTIONS
     The following table reflects grants of stock options made during the year ended June 30, 1994 to each of the named executive officers.
                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                                                     POTENTIAL
                                                                                                    REALIZABLE
                                                                                                     VALUE AT
                                 NUMBER OF                                                        ASSUMED ANNUAL
                                 SECURITIES     PERCENTAGE OF                                     RATES OF STOCK
                                 UNDERLYING     TOTAL OPTIONS/     EXERCISE                     PRICE APPRECIATION
                                  OPTIONS        SARS GRANTED      OR BASE                          FOR OPTION
                                  GRANTED        TO EMPLOYEES       PRICE       EXPIRATION           TERM (2)
            NAME                    (#)         IN FISCAL YEAR      ($/SH)         DATE           5%          10%
C. Stephenson Gillispie, Jr.       25,000               23%         $ 9.50      08/06/03       $149,362     $378,514
Wallace Stettinius                      0               --              --         --                --           --
Michael Dinkins                    10,000                9%           9.81      09/20/03         61,695      156,346
John H. Phillips                   13,500               12%           9.50      08/06/03         80,656      204,397
Bruce V. Thomas                    12,000               11%           9.50      08/06/03         71,694      181,687

(1) All grants were made under the Company's 1990 Incentive Stock Plan and first become exercisable six months from date of grant. The option exercise price was equal to the market price on the date of grant.
(2) The dollar amounts under these columns are the result of calculations at assumed annual rates of stock price appreciation set by the Securities and Exchange Commission. The dollar amounts shown are not intended to forecast possible future appreciation, if any, of the Company's stock price.
     The following table reflects certain information regarding the exercise of stock options during the year ended June 30, 1994, as well as information with respect to unexercised options held at such date by each of the named executive officers.
                                       12

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                        NUMBER OF               VALUE OF
                                                                       UNEXERCISED            UNEXERCISED
                                                                       OPTIONS AT            "IN THE MONEY"
                                                                         FISCAL            OPTIONS AT FISCAL
                                    NUMBER OF                         YEAR END (#)            YEAR END ($)
                                 SHARES ACQUIRED        VALUE         EXERCISABLE/            EXERCISABLE/
                                 ON EXERCISE (#)     REALIZED ($)     UNEXERCISABLE          UNEXERCISABLE
C. Stephenson Gillispie, Jr.          5,868            $ 36,075           107,000/0           $922,125/0
Wallace Stettinius                    5,868              31,674            33,000/0            283,375/0
Michael Dinkins                           0                   0            10,000/0             79,400/0
John H. Phillips                      5,868              37,542            51,500/0            458,875/0
Bruce V. Thomas                           0                   0            20,000/0            169,000/0

CHANGE-IN-CONTROL AGREEMENTS
     Cadmus has entered into agreements with Messrs. Gillispie, Stettinius, Phillips, Thomas, Bosher, Dinkins and eleven other managers that provide for severance payments and certain other benefits if their employment terminates after "a change in control" (as defined) of Cadmus. Payments and benefits will be paid under these agreements only if, within three years following a change in control (or such shorter period from the date of any change in control to normal retirement), the employee (i) is terminated involuntarily without "cause" (as defined) and not as a result of death, disability or normal retirement, or (ii) terminates his employment voluntarily for "good reason" (as defined). "Change in control" is defined generally to include (i) an acquisition of 20% of Cadmus' voting stock, (ii) certain changes in the composition of the Cadmus Board of Directors, (iii) shareholder approval of certain business combinations or asset sales in which Cadmus' historic shareholders hold less than 60% of the resulting or purchasing company, or (iv) shareholder approval of the liquidation or dissolution of Cadmus.
     In the event of such termination following a change in control, the employee will be entitled to receive a lump sum severance payment, certain other payments and a continuation of employee welfare benefits. Severance payments under these agreements are determined by a formula that takes into account base salary, annual bonus and years of employment. Under this formula, Messrs. Gillispie and Stettinius each will be entitled to the maximum severance payment, which will be an amount equal to three times the sum of the employee's base salary and annual bonus for the year in which termination occurs, or for the year ended June 30, 1992, whichever is higher. The total amount payable to the employee may not exceed the maximum amount that may be paid without the imposition of a federal excise tax on the employee and denial of a tax deduction to the payer.
RETIREMENT BENEFITS
     PENSION PLAN. Substantially all employees of Cadmus and its participating subsidiaries who are 21 years of age or older and who are credited with at least one year of service are covered by the Cadmus
                                       13

Pension Plan (the "Pension Plan"). The Pension Plan is a non-contributory defined benefit pension plan under which retirement benefits are generally based on periods of active participation. For the period July 1, 1979 through June 30, 1985 a participant earned a retirement benefit expressed as an annuity for life equal to 2% of his base compensation (exclusive of non-guaranteed commissions, bonuses, overtime pay and similar payments) for each year of service. For periods after June 30, 1985 a participant earns a retirement benefit generally equal to 1.6% of his base compensation each year (limited to the inflation adjusted compensation cap each year starting July 1, 1989). Under a special rule, employees who were participants on June 30, 1985 generally accrued further benefits after June 30, 1985 and before January 1, 1992 at no less than the amount of accrual for the fiscal year ended June 30, 1985. This special rule ceased to apply effective for accruals after December 31, 1991. Prior to July 1, 1979, several different benefit formulas applied, and employees who were participants before July 1, 1979 will retain their accrued past service benefit for service before July 1, 1979 based on the benefit formulas then in effect.
     Because retirement benefits under the Pension Plan are based on career average compensation, a table showing annual retirement benefits based upon final average compensation and years of service is inappropriate and has been omitted. Based on the benefit formula in effect on and after July 1, 1985, and on the assumption that the individuals named will continue to receive, until normal retirement age, covered compensation in the same amounts paid for the fiscal year ended June 30, 1994, the estimated annual benefits, which are not subject to any deduction for Social Security or other offset amount, payable for the named executive officers are $62,810 for Mr. Gillispie, $59,225 for Mr. Stettinius, $58,200 for Mr. Dinkins, $61,740 for Mr. Phillips and $62,481 for Mr. Thomas.
     CADMUS SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Cadmus maintains the Cadmus Supplemental Executive Retirement Plan (the "SERP") to provide supplemental retirement benefits for certain key employees of Cadmus and its participating subsidiaries who are credited with at least five years of service as a group 1 employee and who are selected by the Board of Directors of Cadmus for participation in the SERP. The Board may waive all or any part of the five year service requirement. The SERP is a non-qualified unfunded plan which covers 15 active key employees of Cadmus and its participating subsidiaries. The retirement or death benefit payable under the SERP is a 15 year term certain annuity equal to 30% of the participant's final average (high three years out of last ten) base compensation (exclusive of non-guaranteed commissions, bonuses, overtime pay or similar payments) generally commencing at the participant's normal retirement age (which is age 65 for employees last hired prior to age 60 or otherwise is the fifth anniversary of commencement of participation). Benefits are not subject to any reduction for Social Security or other offset amount.
     The following table shows the estimated annual retirement benefits payable to SERP participants in the following average final compensation and years of service classifications assuming retirement at age 65. Average compensation under the SERP includes only the amounts set forth under "Salary" in the Summary Compensation Table on page 11.
                                       14

   HIGHEST 3-YEAR                       YEARS OF SERVICE
AVERAGE COMPENSATION        5          10          15        20 AND OVER
      100,000            $ 7,500     $15,000     $22,500      $  30,000
      125,000              9,375      18,750      28,125         37,500
      150,000             11,250      22,500      33,750         45,000
      175,000             13,125      26,250      39,375         52,500
      200,000             15,000      30,000      45,000         60,000
      225,000             16,875      33,750      50,625         67,500
      250,000             18,750      37,500      56,250         75,000
      300,000             22,500      45,000      67,500         90,000
      350,000             26,250      52,500      78,750        105,000

     Credited years of service under the SERP for table as of the fiscal year ended June 30, 1994 are: Mr. Gillispie -- 17, Mr. Stettinius -- 20, Mr.
Dinkins -- 0, Mr. Phillips -- 19, and Mr. Thomas -- 2.
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
     The Executive Compensation and Organization Committee (the "Committee"), composed of six non-employee directors, has responsibility for all aspects of the compensation program for Cadmus executive officers. Working in collaboration with Cadmus senior management and outside consultants, the Committee administers this executive compensation program to fulfill the objectives outlined below.
     PRINCIPAL OBJECTIVES. As set forth in the Company's Executive Compensation Policy and Philosophy Statement, the principal objectives of the executive compensation program are: (i) to attract and retain a highly-qualified management team; (ii) to motivate this team to achieve corporate objectives and to control and justify the costs of executive incentives; (iii) to ensure that executive compensation is integral to, and supportive of, other Cadmus management benefits, systems and processes; and (iv) to link pay with performance in a number of respects, most notably linking executive compensation and shareholder value so that increases in executive compensation are directly related to the creation of value for the Company's shareholders.
     The primary components of the Company's executive compensation program are base salaries, bonuses as short-term incentive payments and long-term incentive awards in the form of stock options.
     The Committee considered the deductibility of executive compensation under
Section 162(m) of the Internal Revenue Code which was enacted in 1993. Under this provision, a publicly held corporation would not be permitted to deduct compensation in excess of one million dollars per year paid to the chief executive officer or any one of the other named executive officers except to the extent the compensation was paid under compensation plans meeting certain tax code requirements. The Committee noted that the Company does not currently face the loss of this deduction for compensation. The Committee nevertheless determined that, in designing and administering the executive compensation
                                       15
program, the Committee will continue in the future to preserve the Company's tax deductions for executive compensation unless this goal conflicts with the primary objectives of the Company's compensation program.
     SALARIES. Salaries for Cadmus executive officers are established and administered by means of salary grades and salary ranges. All Cadmus executive officers are assigned a base salary grade which is reviewed annually. With outside consultants as needed, senior management prepares a schedule of salary ranges by grade, which schedule also is reviewed annually. At the beginning of each fiscal year, the Committee reviews management's recommendations concerning adjustments in grade designation and base salaries for each executive officer. Based on this review, the Committee makes such salary adjustments as it deems appropriate. Base salaries are generally at levels slightly below market average based on peer group comparisons provided by outside consultants.
     SHORT-TERM INCENTIVE PAYMENTS. The Company utilizes an Executive Incentive Plan under which its executive officers may earn annual incentive payments based on Company performance. A formula that focuses primarily upon return on capital establishes at each Cadmus subsidiary "curves" that generate a "pool" from which the short-term incentives are paid. As return on capital improves and operating profits increase, the pool grows. No pool is created, and no incentives are earned, however, until cost of capital devoted to the business is recovered.
     At the beginning of each fiscal year, senior management presents for consideration and approval by the Committee the recommended short-term incentive curves for Cadmus and each Cadmus subsidiary. At the conclusion of the fiscal year, senior management recommends to the Committee specific short-term awards for each executive officer. Those recommendations are based, among other factors, on that executive's individual performance, as well as the performance and profitability of that executive's business unit. The Committee then considers and approves, to the extent it believes appropriate, the incentive pools generated by the incentive curves and the incentive award recommendations of senior management. At budgeted performance levels, the Executive Incentive Plan generally should have the potential to generate awards in the range of 35-60% of base salary.
     LONG-TERM INCENTIVE AWARDS. The long-term incentive component of executive compensation for Cadmus executive officers is provided under the 1984 Stock Option Plan and the 1990 Long-Term Incentive Stock Plan. The 1984 Plan allows only the award of stock options and tandem SARs, while the 1990 Plan, an omnibus plan, allows awards of incentive and non-qualified stock options, SARs, restricted stock grants, performance units or shares, as well as "other stock-unit" awards. In practice, however, stock options have been the only form of awards made under the 1990 Plan to date.
     Options are not exercisable for 6 months from date of grant, generally have a ten-year term subject to early termination under certain circumstances and typically have an option exercise price equal to the market value of the Company's common stock at the date of grant. Thus, Cadmus common stock must appreciate before an executive officer receives any benefit from an option grant.
     At the beginning of each year, determination is made as to the number of shares that the Company can reasonably issue for that year (typically 1-2% of outstanding shares per year). Contemporaneously senior management, working periodically with outside consultants, makes recommendations concerning awards to specific executives. These awards generally are recommended only for those relatively few executives who can materially influence Company financial performance. These recommendations
                                       16
are typically acted upon by the Committee at its August meeting, although these recommendations may occasionally be first acted upon at the Committee's November meeting, as is the case for 1994 awards. Although the Committee has no specific target equity ownership in mind for Company executives, an overall guideline is that the long-term incentive potential should equal short-term incentive amounts and should be directed at creating a meaningful equity position for top management. (See "Executive Compensation -- Stock Options," page 12 for information concerning specific grants made during the 1994 fiscal year.)
     CHIEF EXECUTIVE OFFICER COMPENSATION. Compensation for the Company's Chief Executive Officer is established in accordance with the principles and objectives outlined above. Senior management (other than Messrs. Gillispie and Stettinius) retained outside consultants to assist them in recommending an appropriate base salary increase for Mr. Gillispie for fiscal year 1994. Based upon external information and data, including a survey of chief executive officer compensation at other public manufacturing companies deemed comparable to the Company, the consultants recommended a merit increase of 4% over last year's base salary. The Committee approved this recommendation and set Mr. Gillispie's salary as CEO for fiscal 1994 at $286,000, slightly below the anticipated industry median for 1994.
     In determining the short-term incentive portion of Mr. Gillispie's compensation for fiscal year 1994, the Committee considered the following aspects of the Company's performance: positive earnings growth was achieved for the third consecutive year; the Company's stock price increased from $8.75 per share on July 1, 1993 to $17.75 per share on June 30, 1994; the Company completed the acquisition of the printing division of Waverly, Inc., an acquisition that allowed the Company to achieve a very strong position in the scientific and technical journal market; the Company dramatically improved its cash flow and other aspects of its financial position; the Company completed a major refinancing of its debt, securing for the Company access to capital on favorable terms; the Company completed a substantial re-equipping of Washburn Graphics with minimal impact on the performance or profitability of that subsidiary; the profitability of the Company's direct marketing business was restored; and the Company significantly strengthened its management team with the addition of a new Chief Financial Officer, a new Vice President -- Human Resources, and new Chief Executive Officers for its Cadmus Journal Services, Washburn Direct Marketing, and Expert/Brown Printing subsidiaries.
     Based on the foregoing, the Committee approved an annual short-term incentive of $150,000 for Mr. Gillispie.
               EXECUTIVE COMPENSATION AND ORGANIZATION COMMITTEE
                                 LEE P. DUDLEY
                              PRICE H. GWYNN, III
                              JOHN D. MUNFORD, II
                       RUSSELL M. ROBINSON, II (CHAIRMAN)
                               JOHN W. ROSENBLUM
                                BRUCE A. WALKER
                                       17

PERFORMANCE GRAPH
     Recent amendments to Securities and Exchange Commission regulations require the Company to include in its proxy statement the following Performance Graph. The Graph is intended to permit shareholders to more easily relate executive compensation to company performance based on the market price of a company's stock. The Graph shows the percentage change in the market price for the Company's Common Stock from June 30, 1989 to June 30, 1994.
     The Graph assumes $100 invested on June 30, 1989 in the Company, the S&P 500 and a Peer Issuer Group and shows the total return on such an investment, assuming reinvestment of dividends, as of June 30, 1994. The Peer Group consists of Devon Group, Graphic Industries, Banta Corporation, Courier Corporation, Donnelly Corporation, Bowne & Co., and Merrill Corporation, and the companies included last year in the Media General Book and Magazine Publishing Index, weighted as one-eighth of the Peer Group. The total return information for the Peer Group has been weighted by market capitalization.
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                    AMONG CADMUS, THE S&P 500 AND PEER GROUP


             (performance graph appears here, see appendix)

                         1989   1990   1991  1992  1993  1994
Cadmus Communications     100     93     77   101    97   201
S&P 500 Index             100    116    125   142   161   163
Peer Group Index          100     95     96   128   180   198

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934
     Based on a review of the reports of changes in beneficial ownership of Cadmus common stock and written representations furnished to Cadmus, Cadmus believes that its officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended June 30, 1994.
PROPOSAL TO APPROVE AMENDMENTS TO 1990 LONG TERM INCENTIVE STOCK PLAN
     GENERAL. In 1990, the shareholders approved the Cadmus 1990 Long Term Incentive Stock Plan (the "1990 Plan"). The 1990 Plan was intended to replace the 1984 Stock Option Plan (the "1984 Plan") under which no further options would be granted, but which would continue to govern outstanding options previously granted thereunder until their exercise, expiration or forfeiture. The 1990 Plan as initially adopted and approved by shareholders provided that 360,000 shares of the Company's common stock could be issued to key employees of Cadmus and its subsidiaries pursuant to stock options, stock appreciation rights, performance shares, performance units, restricted stock and other stock unit awards ("Awards"). The 1990 Plan is administered by the Executive Compensation and Organization Committee (the "Committee"), none of the members of which are eligible for Awards under such plan. The Committee selects executive officers and other key personnel to whom Awards may be granted and determines the particular terms of each Award. Approximately 55 persons (including those persons named in the Summary Compensation Table) are eligible for Awards under the 1990 Plan. The nature and extent of a recipient's participation, the benefits or amounts to be received by each recipient and any consideration to be received by the Company for granting or awarding such benefits will be determined by the Committee. Unless specified by the 1990 Plan, the prices, expiration dates, consideration to be received by the Company, and other terms of each Award shall be determined by the Committee and will be set forth in a written agreement between the Company and the recipient. Awards may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. Awards may be exercised during the recipient's lifetime only by the recipient or, in the case of disability, by the recipient's legal representative. Such Awards also are not exercisable until at least six months after the grant of the Award. For additional information on the Plan, see "Report of the Compensation Committee on Executive Compensation -- Long-Term Incentive Awards" on page 16.
     At June 30, 1994, options covering a total of 344,500 shares of the Company's common stock had been awarded and were outstanding under the 1990 Plan, leaving only 15,500 shares available for further Awards under this plan. In addition, as of the same date, presently exercisable options covering 108,850 shares of Common Stock were outstanding under the 1984 Plan, resulting in a total of 453,350 shares of Common Stock being subject to option under both plans.
     Information with respect to options granted to the named executive officers under the 1990 Plan are set forth in the Summary Compensation Table on page 11 and the table entitled "Options Granted in Last Fiscal Year" on page 12. During the year ended June 30, 1994, a total of 77,500 options were awarded under the 1990 Plan to all executive officers as a group and 31,000 options were awarded under the 1990 Plan to employees other than executive officers as a group. On September 16, 1994, the
                                       19
closing price of the Company's common stock as reported by the NASDAQ National Market was $17.75.
     PROPOSAL TO AMEND 1990 PLAN. Effective August 10, 1994, the Board of Directors approved a proposal containing a series of amendments to the 1990 Plan. At the time of approval, the Board recommended that the proposed amendments be submitted to the shareholders for their approval as a single unit and not as matters to be voted on separately, such that either all amendments will be adopted and become effective simultaneously or none will be enacted.
     INCREASE IN AUTHORIZED SHARES. The first amendment increases the number of shares of common stock available for issuance under the 1990 Plan by an additional 380,000 shares, subject to future adjustment as provided in the 1990 Plan. The Board believes this amendment is necessary in order to make shares available for further Awards under the 1990 Plan so that the Company and its subsidiaries will continue to be able to provide an effective means of attracting and retaining key employees.
     The Board also reviewed the provisions of the 1990 Plan as a whole and determined that it would recommend the elimination or modification of certain other significant plan provisions as described below.
     REDUCTION IN NUMBER OF SHARES AVAILABLE FOR CERTAIN AWARDS. As part of the proposal, Section 4.1 of the 1990 Plan would be amended to reduce from one-half to one-third the total number of shares issuable under the 1990 Plan (I.E., one-third of 740,000 shares) in the form of Restricted Stock Awards, Performance Awards or Other Stock Unit Awards.
     REDUCTION IN DISCOUNT OF OPTION EXERCISE PRICE. Section 6.3 of the 1990 Plan would be amended to decrease the maximum discount from market value permissible in setting the option exercise price for non-qualified options from 50% to 15%. Under this amendment the option exercise price of a non-qualified option could be no less than 85% of the fair market value of the common stock on the date of grant.
     ANNUAL LIMIT ON NUMBER OF OPTIONS AWARDABLE TO ANY ONE PARTICIPANT. Section
6.1 would be amended to provide that no participant may be granted options covering more than 75,000 shares of common stock in any one calendar year. Under
Section 162(m) of the Internal Revenue Code and related regulations, executive compensation plans must impose a limit on the number of option shares which may be awarded to any one participant during a period in order for performance-based pay to be excluded from calculation of the $1 million cap on deductibility of executive compensation.
     ELIMINATION OF RELOAD OPTIONS. Section 6.7, which gives the Committee the authority to grant so-called "reload options," would be deleted in its entirety. A reload option is one granted to a participant who has exercised an outstanding option and paid the exercise price by delivering previously owned shares. The reload option has the same expiration date as the previously exercised option, covers the same number of shares as were surrendered in payment of the exercise price, but has an exercise price equal to the market value of the common stock on the date of its grant.
                                       20

     ELIMINATION OF REPRICING. Article XIII of the Plan would be amended to eliminate the Committee's discretion to lower the option exercise price of outstanding options as part of any modification, extension or renewal of such options.
     VOTE REQUIRED AND RECOMMENDATION. If a quorum is present, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for approval of the proposal to amend the 1990 Plan, and as a result, in tabulating votes, abstentions have the effect of a vote against the proposal, while broker non-votes have no effect on the vote.
     The Board of Directors recommends a vote in favor of approval of the proposal to amend the 1990 Plan as more particularly described above. The amendments are submitted to the shareholders as part of a single proposal and the adoption and effectiveness of any one amendment is dependent upon approval of all other amendments as a single unit.
RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS
     Arthur Andersen L.L.P. was engaged on August 18, 1994, as independent accountants for Cadmus for the fiscal year ending June 30, 1995, subject to ratification by the shareholders.
     The firm of Coopers & Lybrand L.L.P. served as the Company's independent accountants for the fiscal year ended June 30, 1994. The change in accountants was recommended by the Audit Committee of the Company and approved by its Board of Directors.
     If not otherwise specified, proxies will be voted in favor of ratification of the appointment. Representatives of Arthur Andersen L.L.P. and Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 1995 ANNUAL MEETING
     The Board of Directors need not include an otherwise appropriate shareholder proposal in its proxy statement or form of proxy for the 1995 annual meeting of shareholders unless the proposal is received by the Secretary of Cadmus at the Company's principal place of business on or before May 26, 1995.
     The Company's Bylaws prescribe the procedures a shareholder must follow to make nominations for director candidates. Notice of shareholder nominations must be submitted in writing to the Secretary at the Company's principal place of business at least 90 days prior to the anniversary date of the previous year's annual meeting (or not later than 10 days after the record date in the case of a special meeting.) The notice must contain all information specified in Section 6 of Article II of the Bylaws. Any shareholder desiring a copy of the Cadmus Bylaws will be furnished one without charge upon written request to the Secretary.
OTHER MATTERS
     As of the date of this Proxy Statement, management of Cadmus has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other
                                       21
matter properly comes before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.
ANNUAL REPORT ON FORM 10-K
     A COPY OF THE COMPANY'S ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED JUNE 30, 1994 (FORM 10-K) CAN BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY AT P.O. BOX 27367, RICHMOND, VIRGINIA 23261.
                                      By Order of the Board of Directors
                                      (manual signature, see appendix)
                                      Bruce V. Thomas
                                      Vice President, Secretary
                                      and General Counsel
                                       22

PROXY
                       CADMUS COMMUNICATIONS CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Wallace Stettinius and Bruce V. Thomas jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters which may properly be brought before such meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Cadmus Communications Corporation to be held on November 9, 1994, or any adjournment thereof.
1. ELECTION OF CLASS II DIRECTORS TO SERVE UNTIL 1997 ANNUAL MEETING OF SHAREHOLDERS

FOR all nominees listed
  (except as written on the line      WITHHOLD AUTHORITY to vote
below)                                  for all nominees listed below

Nominees: Frank Daniels, III, C. Stephenson Gillispie, Jr., John D. Munford, II
                              and Bruce A. Walker
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)
2. Approval of the proposal to amend the 1990 Long Term Incentive Stock Plan as more particularly described in the accompanying Proxy Statement.
                                 FOR                   AGAINST
ABSTAIN
3. Ratification of the designation of Arthur Andersen L.L.P. as independent accountants for the Corporation and its subsidiaries for the current fiscal year.
                                 FOR                   AGAINST
ABSTAIN
                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

4. In their discretion, the proxies are authorized to vote upon any other business that may come before the meeting or any adjournment thereof.
    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS 1, 2 AND 3. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED ABOVE HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.
                                                           Signature
                                                           Signature
                                                Dated:  , 1994
                                                (IN SIGNING AS ATTORNEY,
                                                ADMINISTRATOR, EXECUTOR,
                                                GUARDIAN OR TRUSTEE, PLEASE ADD
                                                YOUR TITLE AS SUCH.)

                       CADMUS COMMUNICATIONS CORPORATION
                      1990 LONG TERM INCENTIVE STOCK PLAN

                                   ARTICLE I.
                      Establishment, Purpose and Duration

     1.1 Establishment of the Plan. Cadmus Communications Corporation (hereinafter referred to as the "Company"), a Virginia corporation, hereby establishes an incentive compensation plan to be known as the "1990 Long Term Incentive Stock Plan" (hereinafter referred to as the "Plan"), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards in the form of Performance Units and Performance Shares and Other Stock Unit Awards.

     The Plan was adopted by the Board of Directors on, and shall become effective, as of August 1, 1990 (the "Effective Date"), subject to the approval by vote of shareholders of the Company in accordance with applicable laws. Awards may be granted prior to shareholder approval of the Plan, but each such Award shall be subject to the approval of the Plan by the shareholders.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 14 herein, until July 31, 2000, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

                                  ARTICLE II.
                                  Definitions

     2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

          (c) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares or Other Stock Unit Awards.

          (d) "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

          (e) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

          (f) "Board" or "Board of Directors" means the Board of Directors of the Company.

          (g) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

               (i) any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or its Subsidiaries), who or which, together with all affiliates and Associates of such Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

              (ii) if, at any time after the Effective Date, the composition of the Board of Directors shall change such that a majority of the Board shall no longer consist of Continuing Directors; or

             (iii) if at any time, (w) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (x) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (y) the Company shall be a party to a statutory share exchange with any other Person after which the Company is Subsidiary of any other Person, or (z) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (i) "Committee" means the committee of the Board appointed to administer the Plan pursuant to Article 3 herein, all of the members of which shall be "disinterested persons" as defined in Rule 16b-3 under the Exchange Act or any similar or successor rule. Unless otherwise determined by the Board, the members of the committee responsible for executive compensation who are not employees of the Company or its Subsidiaries shall constitute the Committee.

          (j) "Company" means Cadmus Communications Corporation, or any successor thereto as provided in Article 16 herein.

          (k) "Continuing Director" means an individual who was a member of the Board of Directors on the Effective Date or whose subsequent nomination for election or election to the Board of Directors was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

          (l) "Fair Market Value" of a Share means the mean between the high and low sales price of the Stock on the relevant date if it is a trading date, or if not, on the most recent date on which the Stock was traded prior to such date, as reported by the NASDAQ National Market System, or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

          (m) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422A of the Code.

          (n) "Key Employee" means an officer or other key employee of the Company or its Subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries. "Key Employees" does not include directors of the Company who are not also employees of the Company or its Subsidiaries.

          (o) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an incentive Stock Option.


          (p) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          (q) "Other Stock Unit Award" means awards of Stock or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

          (r) "Participant" means a Key Employee who has been granted an Award under the Plan.

          (s) "Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

          (t) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to Article 9 herein.

          (u) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 9 herein.

          (v) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article 8 herein.

          (w) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

          (x) "Plan" means the Cadmus Communications Corporation 1990 Long Term Incentive Stock Plan, as herein described and as hereafter from time to time amended.

          (y) "Related Option" means an Option with respect to which a Stock Appreciation Right has been granted.

          (z) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8 herein.

          (aa) "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

          (bb) "Stock" or "Shares" means the common stock of the Company.

          (cc) "Stock Appreciation Right" or "SAR" means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article 7 herein.



                                  ARTICLE III.
                                 Administration

     3.1 The Committee. The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award, the end of a Performance Period or termination of any Period of Restriction; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

     3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

     3.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

     3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.


                                  ARTICLE IV.
                           Stock Subject to the Plan

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 360,000. No more than half of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards, Performance Awards or Other Stock Unit Awards. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

     4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2.

     4.3 Delivery of Shares as Payment. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option.

     4.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

                                   ARTICLE V.
                                  Eligibility

     Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. Key Employees may not include directors of the Company who are not employees of the Company or its Subsidiaries.

                                  ARTICLE VI.
                                 Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422A of the Code and rules and regulation there under.

     6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422A of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422A of the Code.

     6.3 Option Price. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. In the case of an ISO, the Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. An ISO granted to an Employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock. In the case of a NQSO, the Option Price shall not be less than 50% of the Fair Market Value of the Stock on the Grant Date.

     6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date.

     6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option, however, shall be exercisable until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant.

     6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, delivery of a promissory note or by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

     6.7 Options Awarded Upon Stock Delivery Exercise. The Committee, in its discretion, may provide in the Agreement that, in the event a Participant pays the Option Price for an Option by delivery of previously acquired Shares, the Participant will be granted a new Option ("Replacement Option") for that number of Shares delivered in payment of the Option Price of the original Option ("Original Option"). The Committee shall determine the terms and conditions of the Replacement Option; provided, however, that the Option Price of Replacement Option shall be the Fair Market Value of Shares on its Award Date and the term of the Replacement Option shall expire upon the expiration date of the Original Option.

     6.8 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without by limitation, restrictions under applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

     6.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

                                  ARTICLE VII.
                           Stock Appreciation Rights

     7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan. Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

          (a) In connection with the grant, and exercisable in lieu of Options ("Tandem SARs");

          (b) In connection with and exercisable in addition to the grant of Options ("Additive SARs");

          (c)  Independent of grant of the Options ("Freestanding SARs"); or

          (d)  In any combination of the foregoing.


     7.2 Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem Option equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

     Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option, shall be transferable only when and under the same conditions as the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Option Price of the Related Option and the Fair Market Value of Shares subject to he Related Option at the time the Tandem SAR is exercised.

     7.3 Exercise of Additive SARs. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Options. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Options remains unexercised.

     7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

     7.5 Other Conditions Applicable to SARs. No SAR granted under the Plan shall be exercisable until the expiration of at least six months after the Grant Date, except that such limitation shall not apply in the case of the death or disability of the Participant. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (a) the Fair Market Value per Share on the Grant Date in the case of a Freestanding SAR or (b) the Option Price of the Related Option in the case of either a Tandem or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

     7.6 Payment Upon Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over
(B) either (x) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR or (y) the Option Price of the Related Option in the case of either a Tandem or additive SAR.

     Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the date of exercise, in cash if the Participant has so elected in his written notice of exercise and Committee has consented thereto, or a combination thereof. To the extent required to satisfy the conditions of Rule 16b-3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

     7.5 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

                                 ARTICLE VIII.
                                Restricted Stock

     8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to the pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

     8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

     8.3 Transferability. Except as provided in this Article 8 and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. No shares of Restricted Stock shall be sold until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

     8.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

     The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 1990 Long Term Incentive Stock Plan of Cadmus Communications Corporation, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated ___________________. A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Cadmus Communications Corporation.

     8.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 herein removed from his Stock certificate.

     8.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     8.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed.


     8.9 Termination of Employment Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries because of normal retirement (as defined in the rules of the Company in effect at the time), any remaining Period of Restriction applicable to the Restricted Stock Shares pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein the Shares of Restricted Stock shall thereby be free of restrictions and freely transferable. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company because of early retirement (as defined in the rules of the Company in effect at the time), the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 8.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

     8.10 Termination of Employment Due to Death or Disability. In the event a Participant's employment is terminated because of death or disability during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

     8.11 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

                                  ARTICLE IX.
                               Performance Awards

     9.1 Grant of Performance Awards. Subject to the terms and provisions of the Plan, Performance Awards in the form of either Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant. Participants receiving Performance Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

     9.2 Value of Performance Awards. The Committee shall set performance goals in its discretion for each Participant who is granted a Performance Award. The extent to which such performance goals are met will determine the value of the Performance Unit or Performance Share to the Participant Such performance goals may be Particular to a Participant, may relate to the performance of the Subsidiary which employs him, or may be based on the performance of the Company generally. The performance goals may be based on earnings or earnings growth, return on assets, equity, capital employed or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Committee. The performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee shall determine the time period during which the performance goals must be met ("Performance Period"), provided, however, that the Performance Period may not be less than six months from the Award Date. The terms and conditions of each Performance Award will be set forth in an Agreement.

     9.3 Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the performance goals established by the Committee and set forth in the Agreement have been satisfied.

     9.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of Performance Award shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee.

     9.5 Nontransferability. No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall not be exercisable until the expiration of six months after the Award Date and thereafter during his lifetime only by such Participant or his guardian or personal representative.

                                   ARTICLE X.
                            Other Stock Unit Awards

     10.1 Grant. The Committee is authorized to grant to Participants, either alone or in addition to other Awards made under the Plan. Other Stock Unit Awards to be issued at such times, subject to or based upon achievement of such performance or other goals and on such other terms and conditions as the Committee shall deem appropriate and specify in the Agreement relating thereto, which need not be the same with respect to each Participant. Stock or other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Stock or other securities purchased pursuant to Other Stock Unit Awards may be purchased for such purchase Price as the Committee shall determine, which Price shall be not less than 50% of the Fair Market Value of the Stock or other securities on the Award Date.

     10.2 Sale and Transferability. Stock or other securities issued pursuant to Other Stock Unit Awards may not be sold by a Participant until the expiration of at least six months from the Award Date, except that such limitation shall not apply in the case of death or disability of a Participant. To the extent Other Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3 under the Exchange Act, a Participant's rights with respect to such Awards shall not vest or be exercisable until the expiration of at least six months from the Award Date. To the extent an Other Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3 of the Exchange Act, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to such Other Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

                                  ARTICLE XI.
                             Loans to Participants

     The Committee is authorized to make loans to Participants, upon such terms and conditions as deemed appropriate by the Committee, for the purpose of enabling Participants to pay the Option Price for Shares or other purchase price of Awards made under the Plan. Such loans may include amounts necessary to pay Participant's tax liability in connection with an Award.

                                  ARTICLE XII.
                               Change in Control

     In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

                                 ARTICLE XIII.
                 Modification, Extension and Renewal of Awards

     Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards, a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan. The Committee may also modify, the terms of an outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

                                  ARTICLE XIV.
              Amendment, Modification and Termination of the Plan

     14.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

     14.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.4 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                  ARTICLE XV.
                                  Withholding

     15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

     15.2 Stock Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

                                  ARTICLE XVI.
                                   Successors

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and or assets of the Company.

                                 ARTICLE XVII.
                                    General

     17.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or SROs as may be required.

     17.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.

     17.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

     17.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422A of the Code.

     17.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                                                        9/8/94

                Amendments Adopted By Unanimous Written Consent
                           Effective August 10, 1994


                         Authorization of Amendments to
                    The 1990 Long Term Incentive Stock Plan


     RESOLVED, that the following proposal for amendments to the Corporation's 1990 Long Term Incentive Stock Plan (the "Plan") in the form set forth below are hereby approved and recommended for approval and adoption by the shareholders of the Corporation at the 1994 Annual Meeting of Shareholders, it being intended that the amendments be acted upon by the shareholders as a single proposal such that all amendments will be adopted and become effective simultaneously or none will be adopted:

          1. The first two sentences of Section 4.1 of the Plan shall be amended to read as follows, with the remainder of that Section to be unchanged:

               "Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 740,000. No more than one third of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards, Performance Awards or Other Stock Unit Awards."

          2. The last sentence of Section 6.1 shall be amended to read as follows, with the remainder of that Section to be unchanged:

               "The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that (a) no Participant may be granted Options in any calendar year for more than 75,000 shares of Common Stock and (b) the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422A of the Code and rules and regulations thereunder."

               3. The last sentence of Section 6.3 of the Plan shall be amended to read as follows, with the remainder of that Section to be unchanged:


               "In the case of a NQSO, the Option Price shall not be less than 85% of the Fair Market Value of the Stock on the Grant Date."

               4. Section 6.7 entitled "Options Awarded Upon Stock Delivery Exercise" providing for the grant of so-called "reload options" shall be deleted in its entirety, and current Sections 6.8 entitled "Restrictions on Stock Transferability" and 6.9 entitled "Nontransferability of Options" shall be renumbered 6.7 and 6.8, respectively.

               5. The first sentence of Article XIII of the Plan shall be amended to read as follows, with the remainder of that Article to be unchanged:

               "Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan, provided, however, that the substituted Awards may not specify a lower exercise price than the surrendered Awards."

         ******************** APPENDIX ********************

Cadmus Communications Corporation logo appears on the Shareholder's letter where indicated.

Manual signature of Wallace Stettinius appears on Shareholder's letter where indicated.

Manual signature of C. Stephenson Gellespie, Jr. appears on Shareholder's letter where indicated.

Cadmus Communications Corporation logo appears on the Notice of Annual Meeting letter where indicated.

Manual signature of Bruce V. Thomas appears on Shareholder's letter where indicated.

On page 5, first photo position, photo of Frank Daniels, III appears where indicated.

On page 5, second photo position, photo of C. Stephenson Gellespie, Jr. appears where indicated.

On page 6, first photo position, photo of John. D. Munford, II appears where indicated.

On page 6, second photo position, photo of Bruce A. Walker appears where indicated.

On page 6, third photo position, photo of Price H. Gwynn, III appears where indicated.

On page 6, fourth photo position, photo of John C. Purnell, Jr. appears where indicated.

On page 7, first photo position, photo of Russell M. Robinson, II appears where indicated.

On page 7, second photo position, photo of John W. Bosenblum appears where indicated.

On page 7, third photo position, photo of Robert I. Dalton, Jr. appears where indicated.

On page 7, fourth photo position, photo of Lee P. Dudley appears where indicated.

On page 8, first photo position, photo of Frank G. Louthan, Jr. appears where indicated.

On page 8, second photo position, photo of Wallace Stettinius appears where indicated.

On page 18, Performance Graph appears where indicated.


On page 22, manual signature of Bruce V. Thomas appears where indicated.